UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 20, 2024

Date of Report (Date of earliest event reported)

N-able, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40297	85-4069861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Corporate Drive

Suite 400

Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 328-6490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	NABL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 20, 2024, N-able Technologies, Inc. (“Purchaser”), a wholly owned subsidiary of N-able, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Metal Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of N-able Technologies, Inc. (“Merger Sub”), the Company, N-able International Holdings II, LLC, a wholly owned subsidiary of the Company (“Holdings” and together with the Company, Purchaser and Merger Sub, the “Company Parties”), Adlumin, Inc., a Delaware corporation (“Adlumin”), and Shareholder Representative Services LLC, a Colorado limited liability company, as representative for the securityholders of Adlumin. Pursuant to the Merger Agreement, on November 20, 2024 (the “Closing Date”), Purchaser acquired Adlumin through a merger whereby Merger Sub merged with and into Adlumin, with Adlumin surviving the Merger as a wholly owned subsidiary of Purchaser (the “Merger”). The aggregate consideration payable by the Company Parties in connection with the Merger consists of: (i) approximately $100 million in cash, subject to customary adjustments set forth in the Merger Agreement, and 1,570,762 shares of the Company’s Common Stock (the “Stock Consideration”), paid on the Closing Date; and (ii) the right to receive (A) $120 million in cash in installments of $52.5 million and $67.5 million on the first and second anniversaries of the Closing Date, respectively, and (B) up to an aggregate of $30 million in potential cash earn-out payments payable in 2025 and 2026 based upon the achievement of certain performance metrics against defined targets for the 2024 and 2025 fiscal years.

The Merger Agreement contains customary representations and warranties, covenants and agreements of the parties. In connection with the Merger, Purchaser obtained a representation and warranty insurance policy.

The Merger Agreement requires the Company to use commercially reasonable efforts to enter into a registration rights agreement with certain equityholders of Adlumin (the “Registration Rights Agreement”), pursuant to which the equityholders may request that the Company include their Stock Consideration in certain future registration statements of offerings of Common Stock by the Company.

The foregoing descriptions of the Merger Agreement, the transactions contemplated thereby, and the form Registration Rights Agreement, do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Merger Agreement and the form Registration Rights Agreement, which are filed as Exhibits 2.1 and 4.1, respectively, to this current report on Form 8-K and incorporated herein by reference. The Merger Agreement is not intended to provide any factual information about the Company Parties, Adlumin, or their affiliates and subsidiaries. The representations, warranties and covenants contained in the Merger Agreement were made solely for the purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by the Company’s stockholders or other security holders, but rather as a way of allocating contractual risk between the parties to the Merger Agreement; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by the Company’s stockholders or other securityholders. The Company’s stockholders or other securityholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or circumstances of the Company Parties or Adlumin. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 1.01 above of the Company’s issuance of Common Stock as the Stock Consideration in connection with the Merger Agreement is incorporated in this Item 3.02 by reference. The issuance of the Common Stock was completed in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction by an issuer not involving a public offering.

Item 7.01	Regulation FD Disclosures.

On November 20, 2024 the Company issued a press release announcing the acquisition of Adlumin pursuant to the Merger Agreement, a copy of which is furnished as Exhibit 99.1 and is incorporated herein by reference. The Company also posted supplemental information with respect to its acquisition on the N-able Investor Relations website at http://investors.n-able.com, a copy of which is furnished as Exhibit 99.2 and is incorporated herein by reference.

The Company also announced that it will host a conference call to discuss the acquisition at 5:00 p.m. ET on November 20, 2024. A live webcast of the call will be available on the N-able Investor Relations website at http://investors.n-able.com. A replay of the webcast will be available on a temporary basis shortly after the event.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 20, 2024, by and among N-able, Inc., N-able International Holdings II, LLC, N-able Technologies, Inc, Adlumin, Inc. and Shareholder Representative Services LLC.*

4.1	Form of Registration Rights Agreement.

99.1	Press Release issued by N-able, Inc. dated November 20, 2024.

99.2	Supplemental Information, dated November 20, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Certain exhibits and schedules have been omitted pursuant to item 601(a)(5) of Regulation S-K. The registrant will provide a copy of omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-able, Inc.

Dated: November 20, 2024	By:	/s/ John Pagliuca
John Pagliuca
President and Chief Executive Officer